UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 2 , 2008
__________________

Maguire Properties, Inc.
(Exact name of registrant as specified in its charter)
__________________

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Pursuant to a stockholder agreement dated July 28, 2008 between Maguire Properties, Inc. and JMB Capital Partners Master Fund L.P. and affiliated entities, the number of directors on our board was temporarily increased from six to ten members on that date.  In accordance with this agreement, three of our board members, Lawrence S. Kaplan, Andrea L. Van de Kamp and Walter L. Weisman, did not stand for re-election at our 2008 Annual Meeting, held on October 2, 2008.  As a result, the size of the board has been reduced from ten to seven members effective as of October 2, 2008.

At the 2008 Annual Meeting, each of the seven director-nominees, Jonathan M. Brooks, Christine N. Garvey, Cyrus S. Hadidi, Nelson C. Rising, George A. Vandeman, Paul M. Watson and David L. Weinstein, was elected to serve a one-year term expiring at the 2009 Annual Meeting of Stockholders.  The results of voting at the 2008 Annual Meeting will be reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

Effective as of October 2, 2008, the board designated Mr. Vandeman as Chairman of the Board, succeeding Mr. Weisman, who did not stand for re-election.

Additionally, on October 2, 2008, the board determined that Audit Committee member Ms. Garvey qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission, replacing Mr. Kaplan in such capacity, who did not stand for re-election.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose.  Such information shall not be deemed incorporated by reference into any filing, regardless of any general incorporation language in such filing.

On October 2, 2008, we issued a press release regarding the election of directors at our 2008 Annual Meeting of Stockholders, as described above.  A copy of the press release is furnished as Exhibit 99.1 herewith.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired: None.

(b)           Pro forma financial information: None.

(c)           Shell company transactions: None.

(d)           Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1**	Press release dated October 2, 2008 regarding election of directors at our 2008 Annual Meeting of Stockholders
__________
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGUIRE PROPERTIES, INC.
Registrant

/s/	NELSON C. RISING
Nelson C. Rising
President and Chief Executive Officer

Dated:     October 6, 2008